UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) September 22, 2004



                         THE BEAR STEARNS COMPANIES INC.
              (Exact Name of Registrant as Specified in its Charter)




  DELAWARE                     File No. 1-8989                   13-3286161
  --------                     ---------------                   ----------
 State or Other                (Commission File                  (IRS Employer
 Jurisdiction of                Number)                           Identification
  Incorporation) Number)


                383 Madison Avenue, New York, New York                   10179
                (Address of Principal Executive Offices)              (Zip Code)

         Registrant's telephone number, including area code:     (212)  272-2000
                                                                 ---------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Board of Directors of The Bear Stearns Companies Inc. (the "Registrant") declared a regular quarterly cash dividend of 25 cents per share on the outstanding shares of common stock payable October 29, 2004 to stockholders of record on October 15, 2004.




Item 9.01.  Financial Statements and Exhibits


                        (c)   Exhibit:

                             (99) Press Release, dated September 22, 2004.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE BEAR STEARNS COMPANIES INC.

                                       By:     /s/ Jeffrey M. Farber
                                               ----------------------
                                                Jeffrey M. Farber
                                                Controller
                                               (Principal Accounting Officer)

Dated:      September 22, 2004

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                         Description

(99)                                Press Release, dated September 22, 2004

                 BEAR STEARNS RAISES QUARTERLY CASH DIVIDEND ON
                    COMMON SHARES 25% TO 25 CENTS PER SHARE

                  BEAR STEARNS DECLARES QUARTERLY CASH DIVIDEND
                               ON PREFERRED SHARES

NEW YORK, New York--September 22, 2004--The Board of Directors of The Bear Stearns Companies Inc. (NYSE: BSC) declared a regular quarterly cash dividend of 25 cents per share on the outstanding shares of common stock payable
October 29, 2004 to stockholders of record on October 15, 2004. This represents a 25% increase over the 20 cent per share second quarter 2004 dividend.

The Board of Directors of The Bear Stearns Companies Inc. declared the following regular quarterly dividends: (i) a cash dividend of $3.075 per share on the outstanding shares of 6.15% Cumulative Preferred Stock, Series E (which is equivalent to 76.875 cents per related depositary share); (ii) a cash dividend of $2.86 per share on the outstanding shares of 5.72% Cumulative Preferred Stock, Series F (which is equivalent to 71.50 cents per related depositary share); and (iii) a cash dividend of $2.745 per share on the outstanding shares of 5.49% Cumulative Preferred Stock, Series G (which is equivalent to 68.625 cents per related depositary share); all payable October 15, 2004 to stockholders of record on September 30, 2004.

Founded in 1923, The Bear Stearns Companies Inc. (NYSE: BSC) is the parent company of Bear, Stearns & Co. Inc., a leading investment banking, securities trading and brokerage firm. With approximately $41.6 billion in total capital, Bear Stearns serves governments, corporations, institutions and individuals worldwide. The company's business includes corporate finance and mergers and acquisitions, institutional equities and fixed income sales and trading, securities research, private client services, derivatives, foreign exchange and futures sales and trading, asset management and custody services. Through Bear, Stearns Securities Corp., it offers financing, securities lending, clearing and technology solutions to hedge funds, broker-dealers and investment advisors. Headquartered in New York City, the company has approximately 10,700 employees worldwide. For additional information about Bear Stearns, please visit the firm's website at http://www.bearstearns.com.